Fixed Assets	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Fixed Assets
Note 8—Fixed Assets
Fixed assets are recorded at cost less accumulated depreciation and amortization and consist of the following as of December 31, 2021 and 2020:

	December 31,
	2021	2020
Leasehold improvements	$49,610	$49,718
Furniture and fixtures	8,188	8,606
Equipment	15,969	35,293
Software	8,581	14,395
Total	82,348	108,012
Less: Accumulated depreciation and amortization	(71,986)	(90,823)
Fixed assets, net	$10,362	$17,189
Depreciation expense related to fixed assets was $6.7 million, $7.3 million, and $7.8 million for the years ended December 31, 2021, 2020, and 2019, respectively. Amortization expense related to software development costs was $1.2 million, $1.7 million, and $1.5 million for the years ended December 31, 2021, 2020, and 2019, respectively.
During the year ended December 31, 2021, the Company disposed of certain obsolete assets, substantially all of which were fully depreciated.